                                                                      EXHIBIT 99

(NUVEEN INVESTMENTS LOGO)


FOR IMMEDIATE RELEASE                              CONTACT:      LAUREL O'BRIEN
ATTN: BUSINESS/FINANCIAL EDITORS                                 MEDIA RELATIONS
                                                                 (312) 917-8254


         NUVEEN INVESTMENTS, INC. REPORTS RECORD FIRST QUARTER EARNINGS

CHICAGO, IL, APRIL 15, 2003 - Nuveen Investments, Inc. (NYSE: JNC) today reported record net income of $32.6 million for the quarter ended March 31, 2003, a 9% increase over the $30.0 million earned in the first quarter of 2002. Earnings per share (diluted) were $0.34 for the quarter as compared to $0.30 for the same period last year. First quarter operating revenues were $101.5 million, an increase of 10% over first quarter 2002 revenues of $92.6 million.

Gross sales of investment products in the first quarter were $4.2 billion, with net flows of $2.1 billion. Gross sales of retail and institutional managed accounts totaled $2.1 billion. Sales of closed-end exchange-traded funds were $1.7 billion and sales of mutual funds totaled $0.4 billion.

Total assets under management were $81.4 billion at March 31, 2003, as compared to $69.5 billion a year ago and $79.7 billion at December 31, 2002.

Commenting on the Company's results, Nuveen Investments' Chairman, Tim Schwertfeger, said, "We are very pleased to be reporting another quarter of consistent, high-quality earnings growth and strong net asset flows in an environment of continued market volatility and investor uncertainty. We believe our success is driven by our commitment to core, long-term investment disciplines coupled with product innovation and strong relationships with financial advisors and their affluent and high-net-worth customers, as well as our institutional clients.

"Along with strong gross sales, we experienced positive net flows across all product lines - managed accounts, closed-end exchange-traded funds and mutual funds - driven by strong demand for both tax-free and taxable fixed income products. We continued to demonstrate our leadership in the closed-end exchange-traded fund category with our offering of the industry's first preferred and convertible closed-end income fund, raising $1.3 billion in new assets. We believe our ability to be innovative with taxable income products can be an important source of growth as we extend our leadership beyond municipals.



                                     -MORE-


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NUVEEN INVESTMENTS REPORTS RECORD FIRST QUARTER EARNINGS- PAGE 2

"Although the market environment in 2003 remains very challenging for the asset management industry, we expect our focus on the core components of well-balanced portfolios to serve our company well," said Schwertfeger. "We believe our ability to continue to raise assets in this difficult environment reflects our commitment to helping financial advisors build high-quality, well-diversified portfolios that can secure the long-term financial goals of their clients."

Nuveen Investments, Inc. will host a conference call to discuss its first quarter financial results today, April 15, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services that contribute to the building of well-diversified, core investment portfolios. The Company serves financial advisors and their high-net-worth clients, as well as a growing number of institutional clients. Nuveen Investments today markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios. In total, the Company now manages more than $81 billion in assets. An affiliate of The St. Paul Companies (NYSE: SPC), Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.

                                       ###


                             FINANCIAL TABLE FOLLOWS

NUVEEN INVESTMENTS, INC.
CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2002 and the Quarter Ended March 31, 2003 In thousands, except share data


                                                                                 2002
                                                  ------------------------------------------------------------------
                                                   1ST QTR       2ND QTR       3RD QTR       4TH QTR        TOTAL
                                                  ----------    ----------    ----------    ----------    ----------
REVENUES:
Investment advisory fees from
assets under management (1)                       $   85,155        86,056        91,013        93,251       355,476
Product distribution                                   4,871         1,667         2,839         2,707        12,083
Positioning profit/(loss)                               (114)          (13)           13             3          (111)
Performance fees/other revenue                         2,698         2,637         8,541        15,123        28,999
                                                  ----------    ----------    ----------    ----------    ----------
Total operating revenues                              92,609        90,348       102,406       111,084       396,447
                                                  ----------    ----------    ----------    ----------    ----------
EXPENSES:
Compensation and benefits                             22,852        21,718        27,343        31,657       103,570
Advertising and promotional costs                      3,467         3,500         3,065         2,576        12,608
Occupancy and equipment costs                          4,019         4,153         4,843         4,896        17,912
Amortization of intangible assets                        713           698         1,183         1,209         3,803
Travel & entertainment                                 1,981         2,132         2,026         2,400         8,539
Outside services                                       1,914         2,277         2,306         2,129         8,627
Other operating expenses                               8,079         6,077         7,216         8,164        29,536
                                                  ----------    ----------    ----------    ----------    ----------
Total operating expenses                              43,026        40,554        47,983        53,032       184,596
                                                  ----------    ----------    ----------    ----------    ----------
OPERATING INCOME                                      49,583        49,794        54,423        58,051       211,851
                                                  ----------    ----------    ----------    ----------    ----------
OTHER INCOME/(EXPENSE)                                  (178)          244        (2,310)       (2,746)       (4,991)
                                                  ----------    ----------    ----------    ----------    ----------
INCOME BEFORE TAXES                                   49,405        50,038        52,113        55,305       206,860
                                                  ----------    ----------    ----------    ----------    ----------
INCOME TAXES:
Federal                                               16,155        16,561        17,000        18,709        68,425
State                                                  3,261         3,024         3,106         2,860        12,251
                                                  ----------    ----------    ----------    ----------    ----------
Total income taxes                                    19,416        19,585        20,105        21,569        80,675
                                                  ----------    ----------    ----------    ----------    ----------
NET INCOME                                        $   29,989        30,452        32,008        33,736       126,185
                                                  ==========    ==========    ==========    ==========    ==========

AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING (2):
Basic                                                 94,922        94,398        93,312        93,033        93,910
Diluted                                               99,585        99,141        96,878        96,591        98,042
                                                  ----------    ----------    ----------    ----------    ----------
EARNINGS PER SHARE:
Basic                                             $     0.32          0.32          0.34          0.36          1.34
Diluted                                           $     0.30          0.31          0.33          0.35          1.29
                                                  ==========    ==========    ==========    ==========    ==========

GROSS SALES (in millions):
Mutual funds                                      $      287           371           469           386         1,513
Managed accounts-retail                                1,662         1,322         1,364         1,346         5,693
Managed accounts-institutional                           140           166           533           508         1,347
Exchange-traded funds-common                             869           906         1,947           968         4,689
                                                  ----------    ----------    ----------    ----------    ----------
Total funds and accounts excluding Muni/Fund           2,956         2,765         4,313         3,207        13,242
Preferred TM
Exchange-traded funds-Muni/Fund PreferredTM              239           556           431           933         2,159
                                                  ----------    ----------    ----------    ----------    ----------
Total funds and accounts                               3,195         3,321         4,744         4,141        15,400
Defined portfolios (unit trusts)                         194          --            --            --             194
                                                  ----------    ----------    ----------    ----------    ----------
Total                                             $    3,389         3,321         4,744         4,141        15,594
                                                  ==========    ==========    ==========    ==========    ==========


MANAGED FUNDS AND ACCOUNTS (in millions):
ASSETS UNDER MANAGEMENT:
Beginning of period                               $   68,485        69,538        68,496        76,928        68,485
Acquisition of NWQ accounts                             --            --           6,904          --           6,904
Sales - funds and accounts                             3,195         3,321         4,744         4,141        15,400
Dividend and defined portfolio reinvestments              83            96           119           136           435
Redemptions and withdrawals                           (1,597)       (2,824)       (2,209)       (2,098)       (8,727)
                                                  ----------    ----------    ----------    ----------    ----------
Total net flows into funds and accounts                1,681           593         9,559         2,178        14,012
Appreciation / (depreciation) of managed assets         (629)       (1,635)       (1,126)          612        (2,778)
                                                  ----------    ----------    ----------    ----------    ----------
End of period                                     $   69,538        68,496        76,928        79,719        79,719
                                                  ==========    ==========    ==========    ==========    ==========

RECAP BY PRODUCT TYPE:
Mutual funds                                      $   11,775        11,641        11,866        11,849
Exchange-traded funds                                 32,965        35,051        38,523        39,944
Managed accounts-retail                               19,243        16,973        18,753        19,403
Managed accounts-institutional                         5,555         4,831         7,786         8,523
                                                  ----------    ----------    ----------    ----------
Total assets under management                     $   69,538        68,496        76,928        79,719
                                                  ==========    ==========    ==========    ==========    ==========
                                                                               2003
                                                  ----------------------------------------------------------------
                                                   1ST QTR       2ND QTR      3RD QTR      4TH QTR         TOTAL
                                                  ----------    ----------   ----------   ----------    ----------
REVENUES:
Investment advisory fees from
assets under management (1)                       $   95,244          --           --           --          95,244
Product distribution                                   1,584          --           --           --           1,584
Positioning profit/(loss)                                 (1)         --           --           --              (1)
Performance fees/other revenue                         4,719          --           --           --           4,719
                                                  ----------    ----------   ----------   ----------    ----------
Total operating revenues                                         101,547 -         --           --         101,547
                                                  ----------    ----------   ----------   ----------    ----------
EXPENSES:
Compensation and benefits                             28,880          --           --           --          28,880
Advertising and promotional costs                      2,555          --           --           --           2,555
Occupancy and equipment costs                          4,902          --           --           --           4,902
Amortization of intangible assets                      1,302          --           --           --           1,302
Travel & entertainment                                 1,781          --           --           --           1,781
Outside services                                       1,898          --           --           --           1,898
Other operating expenses                               5,924          --           --           --           5,924
                                                  ----------    ----------   ----------   ----------    ----------
Total operating expenses                              47,242          --           --           --          47,242
                                                  ----------    ----------   ----------   ----------    ----------
OPERATING INCOME                                      54,305          --           --           --          54,305
                                                  ----------    ----------   ----------   ----------    ----------
OTHER INCOME/(EXPENSE)                                  (981)         --           --           --            (981)
                                                  ----------    ----------   ----------   ----------    ----------
INCOME BEFORE TAXES                                   53,324          --           --           --          53,324
                                                  ----------    ----------   ----------   ----------    ----------
INCOME TAXES:
Federal                                               17,597          --           --           --          17,597
State                                                  3,093          --           --           --           3,093
                                                  ----------    ----------   ----------   ----------    ----------
Total income taxes                                    20,690          --           --           --          20,690
                                                  ----------    ----------   ----------   ----------    ----------
NET INCOME                                        $   32,634          --           --           --          32,634
                                                  ==========    ==========   ==========   ==========    ==========

AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING (2):
Basic                                                 92,566          --           --           --          92,566
Diluted                                               95,687          --           --           --          95,687
                                                  ----------    ----------   ----------   ----------    ----------
EARNINGS PER SHARE:
Basic                                             $     0.35          --           --           --            0.35
Diluted                                           $     0.34          --           --           --            0.34
                                                  ==========    ==========   ==========   ==========    ==========

GROSS SALES (in millions):
Mutual funds                                      $      385          --           --           --             385
Managed accounts-retail                                1,546          --           --           --           1,546
Managed accounts-institutional                           538          --           --           --             538
Exchange-traded funds-common                           1,306                       --           --           1,306
                                                  ----------    ----------   ----------   ----------    ----------
Total funds and accounts excluding Muni/Fund           3,774          --           --           --           3,774
Preferred TM
Exchange-traded funds-Muni/Fund PreferredTM              422                       --           --             422
                                                  ----------    ----------   ----------   ----------    ----------
Total funds and accounts                               4,196          --           --           --           4,196
Defined portfolios (unit trusts)                        --            --           --           --            --
                                                  ----------    ----------   ----------   ----------    ----------
Total                                             $    4,196          --           --           --           4,196
                                                  ==========    ==========   ==========   ==========    ==========


MANAGED FUNDS AND ACCOUNTS (in millions):
ASSETS UNDER MANAGEMENT:
Beginning of period                               $   79,719          --           --           --          79,719
Acquisition of NWQ accounts                             --            --           --           --            --
Sales - funds and accounts                             4,196          --           --           --           4,196
Dividend and defined portfolio reinvestments              74                       --           --              74
Redemptions and withdrawals                                      (2,165) -         --           --          (2,165)
                                                  ----------    ----------   ----------   ----------    ----------
Total net flows into funds and accounts                2,105          --           --           --           2,105
Appreciation / (depreciation) of managed assets         (463)         --           --           --            (463)
                                                  ----------    ----------   ----------   ----------    ----------
End of period                                     $   81,360          --           --           --          81,360
                                                  ==========    ==========   ==========   ==========    ==========

RECAP BY PRODUCT TYPE:
Mutual funds                                      $   11,889          --           --           --
Exchange-traded funds                                 41,565          --           --           --
Managed accounts-retail                               19,321          --           --           --
Managed accounts-institutional                         8,585          --           --           --
                                                  ----------    ----------   ----------   ----------
Total assets under management                     $   81,360          --           --           --
                                                  ==========    ==========   ==========   ==========    ==========

(1) Advisory fee revenue will fluctuate based on the number of days in the quarter - Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.

(2) All prior period share data has been restated to reflect the 2-for-1 stock split in Q2 of 2002.